UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.     Termination of a Material Definitive Agreement.

On September 7, 2016, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the “Company”), and each of the Investors (as defined below) executed a Termination Agreement, dated September 7, 2016 (the “Termination Agreement”), terminating that certain Preferred Stock Purchase Agreement (as amended, the “Purchase Agreement”), dated May 26, 2016, by and among the Company and the investors named therein (the “Investors”). Pursuant to the Purchase Agreement, the Company had agreed to issue to the Investors in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, shares of 15% Cumulative Nonparticipating Redeemable Series A Preferred Stock, par value $0.01 per share (the “Preferred Shares”). The terms of the Purchase Agreement, including the identity of each Investor, were disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2016, including the text of the Purchase Agreement filed as Exhibit 10.1 thereto, and such disclosure and exhibit are incorporated herein by reference.

Pursuant to the Termination Agreement, the Company and each Investor exchanged mutual releases of any and all claims or actions against each other in connection with or resulting from the Purchase Agreement and the transactions contemplated thereby. The Company also agreed to make an aggregate termination payment to the Investors of $125,254.80, with such aggregate amount allocated among the Investors in proportion to the percentage of the Preferred Shares each Investor had previously agreed to purchase. Two of the Investors, Paul Leand and Gary Vogel (the Company’s chief executive officer), are directors of the Company and the other Investors are current shareholders of the Company.

The foregoing summary of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As of the date hereof, the Company does not have any shares of preferred stock issued or outstanding.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Termination Agreement, dated September 7, 2016, by and among Eagle Bulk Shipping Inc. and the Investors party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: September 7, 2016	By:	/s/ Adir Katzav
	Name:	Adir Katzav
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination Agreement, dated September 7, 2016, by and among Eagle Bulk Shipping Inc. and the Investors party thereto.